Exhibit 99(a)

Joint Filing Statement

Pursuant to Rule 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing Statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Date: July 29, 2004

(Counterpart Signature Page)
Paul G. Allen

(Counterpart Signature Page)
Vulcan Energy Corporation

(Counterpart Signature Page)
Vulcan Energy II Inc.

(Counterpart Signature Page)
Plains Resources Inc.

(Counterpart Signature Page)
Plains Holdings Inc.

(Counterpart Signature Page)
Plains Holdings II Inc.

COUNTERPART SIGNATURE SHEET

(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of July 29, 2004)

/S/ PAUL G. ALLEN
Paul G. Allen

COUNTERPART SIGNATURE SHEET

(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of July 29, 2004)

VULCAN ENERGY CORPORATION

By:	/S/ DAVID N. CAPOBIANCO
Name: David N. Capobianco
Title: Vice President

COUNTERPART SIGNATURE SHEET

(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of July 29, 2004)

VULCAN ENERGY CORPORATION

By:	/S/ DAVID N. CAPOBIANCO
Name: David N. Capobianco
Title: Vice President

COUNTERPART SIGNATURE SHEET

(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of July 29, 2004)

PLAINS RESOURCES INC.

By:	/S/ DAVID N. CAPOBIANCO
Name: David N. Capobianco Title: Vice President

COUNTERPART SIGNATURE SHEET

(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of July 29, 2004)

PLAINS HOLDINGS INC.

By:	/S/ JOHN T. RAYMOND
Name: John T. Raymond Title: President

COUNTERPART SIGNATURE SHEET

(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of July 29, 2004)

PLAINS HOLDINGS II INC.

By:	/S/ JOHN T. RAYMOND
Name: John T. Raymond Title: President